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                                                                   Exhibit 10.41

                            FIRST AMENDMENT OF LEASE

     This First Amendment of Lease is entered into by and between Valley View Tech. Inc. (hereinafter referred to as "Landlord"), and Monitronics International, Inc. (hereinafter referred to as "Tenant").

     WHEREAS, Landlord and Tenant entered into that certain lease dated June 22, 1998, (the "Lease") pursuant to which Landlord leased to Tenant approximately 9,434 square feet of the premises located at 2300 Valley View Lane, Suite 230, Farmers Branch, Texas (the "Leased Premises").

     WHEREAS, Landlord and Tenant desire to extend the term of the Lease.

     Now, therefore, in consideration of the mutual covenants herein contained and $10.00 and other good and valuable consideration, it is covenanted and agreed between the parties that the Lease be modified and amended as follows:

     1. The Termination Date of the Lease shall be extended by thirty (30) months from June 30, 2003 to December 31, 2005.

     2.   a) Base Rental as defined in paragraph 5 of the lease shall be:

             July 1, 2003 - December 31, 2005 @ $7,075.00 per month

     3. In the event of conflict between this First Amendment of Lease and the Lease, the terms of this First Amendment of Lease shall prevail.

     9. Except as modified herein, all other terms and conditions of the Lease between the parties above described shall continue in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment of Lease as of the date last stated below.

LANDLORD:                                TENANT:

Valley View Tech, Inc.                   Monitronics International, Inc.


By: /s/ John D. Gourley                  By: /s/ James R. Hull
    ----------------------------------       -----------------------------------
    John D. Gourley                          James R. Hull

Its: Vice President                      Its: Chief Executive Officer

Date: 4/24/00                            Date: 4/17/00

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